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                                                                   Exhibit 10.35



                              AMENDMENT NUMBER ONE
                                     to the
             Amended and Restated Master Loan and Security Agreement
                          dated as of November 23, 1998
                                  by and among
                    HANOVER CAPITAL MORTGAGE HOLDINGS, INC.,
                         HANOVER CAPITAL PARTNERS, LTD.
                                       and
                   GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.

                  This AMENDMENT is made this 28th day of March, 1999, by and among HANOVER CAPITAL MORTGAGE HOLDINGS, INC., HANOVER CAPITAL PARTNERS, LTD., each having an address at 90 West Street, Suite 1508, New York, New York 10006 (each, a "Borrower" and collectively, the "Borrowers") and GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., having an address at 600 Steamboat Road, Greenwich, Connecticut 06830 (the "Lender"), to the Amended and Restated Master Loan and Security Agreement, dated as of November 23, 1998, by and among the Borrowers and the Lender (the "Agreement"). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

         1. Effective as of March 28, 1999, Section 1 of the Agreement is hereby amended as follows:

                  (a) The definition of Applicable Collateral Percentage is hereby deleted in its entirety and replaced with the following:

                  "Applicable Collateral Percentage" shall mean, either (i) for the first 180 days following the date such Eligible Asset first becomes subject to the terms of this Agreement, with respect to all Eligible Mortgage Loans (other than Delinquent Mortgage Loans), 95%, with respect to Eligible Bonds that are Investment Grade Bonds which are rated AA- or better by S&P and Aa3 or better by Moody's, 75%, with respect to Eligible Bonds that are Investment Grade Bonds which are rated A- or better by S&P and A3 or better by Moody's, 70%, with respect to Eligible Bonds that are Investment Grade Bonds which are rated BBB- or better by S&P and Baa3 or better by Moody's, 60%, with respect to Eligible Bonds that are Non-Investment Grade Bonds, 60%, with respect to Thirty Day Delinquent Mortgage Loans, 90%, with respect to Sixty Day Delinquent Mortgage Loans 85%, with respect to Pledged Stock, the percentage applicable to the Underlying Eligible Bonds owned by the applicable Eligible Entity, and with respect to Participation Certificates, 95% multiplied by the Ownership Percentage or (ii) thereafter, 0%."

                  (b) The definition of Applicable Margin is hereby amended by substituting "1.25%" for ".70%" after the term "Tranche A Advances", "1.55%" for "1.00%" after the term "Tranche B Advances" and "1.80%" for "1.25%" after the term "Tranche C Advances".
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                  (c) The definition of Collateral Value is hereby amended as follows:

                  (i) Subclause (iii) thereof is hereby amended by substituting "$10,000,000" for "$2,000,000" in the fifth line thereof and by substituting "5%" for "1%" in the sixth line thereof.

                  (ii) Subclause (iv)(J) thereof is hereby amended to read in its entirety as follows:

                           "(J) which has a Material Exception with respect thereto which was not otherwise waived by Lender:"

                  (iii) The following subclause (v) is hereby added to the end thereof:

                           "(v) the aggregate Collateral Value of all Non-Investment Grade Bonds shall not at any time exceed $15,000,000."

                  (d) The definition of Interest Period is hereby deleted in its entirety and replaced with the following:

                  "Interest Period" shall mean, with respect to any Advance, (i) initially, the period commencing on the Funding Date with respect to such Advance and ending on the calendar day prior to the Payment Date of the next succeeding month, and (ii) thereafter, each period commencing on the Payment Date of a month and ending on the calendar day prior to the Payment Date of the next succeeding month. Notwithstanding the foregoing, no Interest Period may end after the Termination Date."

                  (e) The definition of Investment Grade is hereby amended by substituting "Baa3" for "Baa2" in the second line thereof.

                  (f) The definition of Market Value is hereby amended as follows:

                  (i) by adding the following sentence before the last sentence thereof:

                           "The Lender shall have the right to mark to market the Eligible Assets on a daily basis.";

                  (ii) by adding the following to the end thereof:

                           "The Borrowers acknowledges that the Lender's determination of Market Value is for the limited purpose of determining Collateral Value for lending purposes hereunder without the ability to perform customary purchaser's due diligence and is not necessarily equivalent to a determination of the fair market value of the Eligible Assets achieved by obtaining competing bids in an orderly market in which the Borrowers are not in default and the

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                           bidders have adequate opportunity to perform
                           customary loan and servicing due diligence."

                  (g) The definition of Termination Date is hereby amended by substituting "March 27, 2000" for "March 28, 1999" in the first line thereof.

         2. Effective as of March 28, 1999, Section 2.04(b) of the Agreement is hereby amended by deleting the penultimate sentence of such section and the immediate preceding sentence and inserting in their place the following:

                  Accrued interest on each Advance as calculated in this Section 2.05(b) shall be payable monthly on each Payment Date and on the Termination Date, except that interest payable at the Post-Default Rate shall accrue daily and shall be payable promptly upon receipt of invoice.

         3. Effective as of March 28, 1999, Section 2.07 of the Agreement is hereby deleted in its entirety and replaced with the following:

                  "2.07 Optional Prepayments.

                  (a) The Advances are prepayable without premium or penalty, in whole or in part on each Payment Date or after providing not less than two (2) Business Days prior notice. The Advances are prepayable at any other time, in whole or in part, in accordance herewith and subject to clause (b) below. Any amounts prepaid shall be applied to repay the outstanding principal amount of any Advances (together with interest thereon) until paid in full. Amounts repaid may be reborrowed in accordance with the terms of this Loan Agreement. If the Borrowers intend to prepay an Advance in whole or in part from any source, the Borrowers shall give two (2) Business Days' prior written notice thereof to the Lender. If such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, together with accrued interest to such date on the amount prepaid. Partial prepayments shall be in an aggregate principal amount of at least $100,000.

                  (b) If the Borrowers make a prepayment of the Advances other than as provided in Section 2.07(a) above, the Borrowers shall indemnify the Lender and hold the Lender harmless from any actual loss or expense which the Lender may sustain or incur arising from (a) the deployment of funds obtained by the Lender to maintain the Advances hereunder or from (b) fees payable to terminate the deposits from which such funds were obtained, in either case, which actual loss or expense shall be equal to an amount equal to the excess, as reasonably determined by the Lender, of (i) its cost of obtaining funds for such Advances for the period from the date of such payment through the earlier of (x) the second Business Day following receipt of such payment or (y) the following Payment Date over
                  (ii) the amount of interest likely to be realized by such Lender in redeploying the funds not utilized by reason of such payment for such period. This Section 2.07 shall survive termination of this Agreement and payment of the Note."

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         4. Effective as of March 28, 1999, Section 3 of the Agreement is hereby amended by adding the following Subsections to the end thereof:

                  "3.05 Non-usage Fee. The Borrowers agree to pay to the Lender, on each Commitment Fee Payment Date, in addition to any Commitment Fee then payable, a non-usage fee equal to (a) 12.5 basis points (0.125%) multiplied by (b)(i) the number of days from and including March 27, 1999 or the previous Commitment Fee Payment Date up to but not including the related Commitment Fee Payment Date or the Termination Date, as applicable, during which the unused portion of the Maximum Committed Amount exceeded $50,000,000, divided by (ii) 360, multiplied by (c) the average daily amount of the entire unused portion of the Maximum Committed Amount for the applicable days on which the unused portion of the Maximum Committed Amount exceeded $50,000,000, such payment to be made in Dollars, in immediately available funds, without deduction, set-off, or counterclaim. The Lender may, in its sole discretion, net such non-usage fee from the proceeds of any Advance made to a Borrower hereunder.

                  3.06 Facility Fee. On the Termination Date, the Borrowers shall pay to the Lender a facility fee equal to the excess, if any, of (i) $500,000 over (ii) the total amount of any underwriting fees earned by the Lender during the period from March 28, 1999 through March 27, 2000, in connection with the securitization of any Eligible Assets (excluding for purposes of this clause (ii) any underwriting fees earned pursuant to the letter agreement among the Borrowers and the Lender dated as of February 23, 1999 (the "Letter Agreement"). In addition, the Lender shall be paid a fee equal to 12/32 times the principal amount of the Eligible Assets which are securitized as described in the Letter Agreement upon the earlier to occur of (i) the closing date for such securitization or (ii) July 31, 1999 (if such securitization has not occurred on or before such date with the Lender acting as co-lead manager)."

         5. Effective as of March 28, 1999, Section 5.01 of the Agreement is hereby amended by adding the following subclause (r) to the end thereof:

                  "(r) Year 2000 Compliance. The Lender shall have satisfactorily completed its due diligence of the Year 2000 Program of each Borrower and shall have determined that the Year 2000 Issues will not have a material adverse effect on the Borrowers' or the Subservicer's operations or financial condition."

         6. Effective as of March 28, 1999, Section 6.01(a) of the Agreement is hereby amended to read in its entirety as follows:

                  (a) The unaudited consolidated balance sheet of Hanover Capital Holdings and its consolidated Subsidiaries as of December 31, 1998, reported thereon by Deloitte & Touche, a copy of which has heretofore been furnished to the Lender, is complete and correct and presents fairly the consolidated financial condition of Hanover

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                  Capital Holdings and its consolidated Subsidiaries as at such dates and the consolidated results of their operations and their consolidated cash flows for the fiscal year then ended.

         7. Effective as of March 28, 1999, Section 6.02 of the Agreement is hereby amended to read in its entirety as follows:

                  "6.02 No Change. Since December 31, 1998, there has been no development or event nor any prospective development or event which has had or should reasonably be expected to have a Material Adverse Effect."

         8. Effective as of March 28, 1999, Section 7.09 of the Agreement is hereby amended to read in its entirety as follows:

                  7.09  Financial Condition Covenants.

                  (a) Maintenance of Tangible Net Worth. Hanover Capital Holdings shall at all times maintain Tangible Net Worth of not less than $60,000,000.

                  (b) Maintenance of Ratio of Indebtedness to Tangible Net Worth. With respect to Hanover Capital Holdings or its Subsidiaries, the ratio of Indebtedness to Tangible Net Worth shall not at any time be greater than 10:1.

                  (c) Maintenance of Liquidity. Hanover Capital Holdings shall ensure that, as of the end of each calendar month, it has Cash Equivalents in an amount of not less than $2,500,000.

         9. Effective as of March 28, 1999, Subsection 7.16 of the Agreement is hereby amended by inserting "and shall not liquidate the Collateral on a servicing released basis" after the word "Assets" in the second line thereof.

         10. Effective as of March 28, 1999, Subsection 7.27 of the Agreement is hereby amended by inserting "(a)" before the word "The" in the first line thereof and by adding the following clause (b) to the end thereof:

                  "(b) By September 1, 1999, each Borrower shall be required to provide written assurance to the Lender that it is year 2000 compliant. If satisfactory assurance can not be made on such date, the Lender shall have no obligation to make any additional Advances under this Agreement. In addition, the failure of any Borrower to provide satisfactory assurance of year 2000 compliance by September 30, 1999 shall constitute an Event of Default under this Agreement."

         11. Effective as of March 28, 1999, Section 8(a) of the Agreement is hereby amended to read in its entirety as follows:

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                  (a) Borrower Default in the Payment of any Advance or Fee.
                  Either Borrower shall default in the payment of any principal of or interest on any Advance when due (whether at stated maturity, upon acceleration or at mandatory payment) or in the payment of any fee due under Section 3.03, 3.05 or 3.06; or

         12. Effective as of March 28, 1999, Section 8(d)(ii) of the Agreement is hereby amended by deleting the word "or" before "7.08" and inserting "or 7.16" after "7.08" in the second line thereof.

         13. Effective as of March 28, 1999, Section 11.03(b) of the Agreement is hereby amended as follows:

                  (a) by deleting the words "which amounts shall be paid promptly by the Borrowers or may be netted out of any Advances made by Lender" in the ninth line thereof.

                  (b) by inserting "and (iii) initial and ongoing fees and expenses incurred by the custodian and any trustee with respect to the Collateral under this Agreement" after the word "hereof" in the last line thereof.

                  (c) by inserting "All of the foregoing amounts shall be paid promptly by the Borrowers or may be netted out of any Advances made by Lender hereunder." at the end thereof.

         14. Effective as of March 28, 1999, the telecopier number for notices to the Lender as listed on the signature page of the Agreement is hereby amended to read "(203) 618-2135."

         15. This amendment shall be construed in accordance with the laws of the State of New York and the obligations, rights, and remedies of the parties hereunder shall be determined in accordance with such laws without regard to conflict of laws doctrine applied in such state.

         16. This amendment may be executed in any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one instrument.

         17. Except as amended above, the Agreement shall continue in full force and effect in accordance with its terms.

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                  IN WITNESS WHEREOF, the Borrowers and the Lender have caused this amendment to be executed and delivered by their duly authorized officers as of the day and year first above written.

                                  HANOVER CAPITAL MORTGAGE HOLDINGS, INC.
                                  (Borrower)


                                  By:
                                     ------------------------------------------
                                  Name:
                                       ----------------------------------------
                                  Title:
                                        ---------------------------------------


                                  HANOVER CAPITAL PARTNERS, LTD.
                                  (Borrower)


                                  By:
                                     ------------------------------------------
                                  Name:
                                       ----------------------------------------
                                  Title:
                                        ---------------------------------------


                                  GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.
                                  (Lender)


                                  By:
                                     ------------------------------------------
                                  Name:
                                       ----------------------------------------
                                  Title:
                                        ---------------------------------------